UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2024

UNITED COMMUNITY BANKS, INC.
(Exact name of registrant as specified in its charter)

Georgia	001-35095	58-1807304
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

200 East Camperdown Way
Greenville, South Carolina 29601
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(800) 822-2651

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $1 per share	UCBI	Nasdaq Global Select Market
Depositary shares, each representing 1/1,000th interest in a share of Series I Non-Cumulative Preferred Stock	UCBIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On July 26, 2024, United Community Banks, Inc. (the “Company”), acting pursuant to authorization from its Board of Directors, notified The Nasdaq Stock Market LLC (“Nasdaq”) of its intention to voluntarily withdraw the listing of its common stock, par value $1 per share (the “Common Stock”) and its depositary shares, each representing a 1/1000th interest in a share of the Company’s Series I Non-Cumulative Preferred Stock (the “Depositary Shares”) from Nasdaq and transfer each listing to the New York Stock Exchange (the “NYSE”).

The Company expects the listing and trading of the Common Stock and Depositary Shares on Nasdaq to cease at the close of trading on August 5, 2024 and the listing and trading of the Common Stock and Depositary Shares on the NYSE to commence at market open on August 6, 2024. The Common Stock and Depositary Shares have been approved for listing on the NYSE, where they will trade under the symbols “UCB” and “UCB PRI,” respectively.

Item 7.01 Regulation FD Disclosure.
On July 26, 2024 the Company issued a press release regarding its intention to transfer the listing of the Common Stock and Depositary Shares from Nasdaq to the NYSE, attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.
(d)     Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
99.1	United Community Banks, Inc. Press Release, dated July 26, 2024

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

	By:	/s/ Jefferson L. Harralson
	Name:	Jefferson L. Harralson
	Title:	Executive Vice President and Chief Financial Officer

Date: July 26, 2024